UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2021

Revolution Acceleration Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-39768	85-2994421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Rhode Island Avenue, NW 10th floor Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

(202) 776-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	RAACU	The Nasdaq Stock Market LLC
Class A common stock, par value of $0.0001 per share	RAAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on February 23, 2021, Revolution Acceleration Acquisition Corp, a Delaware corporation (“RAAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among RAAC, Pickup Merger Corp, a Delaware corporation and a direct, whollyowned subsidiary of RAAC (“Merger Sub”), and Berkshire Grey, Inc., a Delaware corporation (“BG”), which provides for, among other things, the merger of Merger Sub with and into BG, with BG being the surviving corporation of the merger and a direct, wholly owned subsidiary of RAAC as a consequence of the merger (together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

In connection with the Business Combination, RAAC filed a registration statement on Form S-4 (File No. 333-254539) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On June 24, 2021, the Registration Statement was declared effective by the SEC. On June 24 2021, RAAC filed a definitive proxy statement/prospectus relating to RAAC’s special meeting of stockholders in lieu of the 2021 annual meeting (the “RAAC Special Meeting”), to be held on July 20, 2021, to consider matters and transactions relating to the Business Combination (the “Definitive Proxy Statement/Prospectus”).

Since the initial filing of the Registration Statement, four purported stockholders of RAAC sent demand letters (the “Demand Letters”) requesting that RAAC provide additional disclosures in an amendment to the Registration Statement. RAAC believes that the allegations in the Demand Letters are meritless, and no additional disclosure is required in the Registration Statement. However, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, RAAC hereby voluntarily amends and supplements the Definitive Proxy Statement/Prospectus with the supplemental disclosures (the “Supplemental Disclosures”) set forth below in this Current Report on Form 8-K (this “Report”). RAAC and its Board of Directors deny any liability or wrongdoing in connection with the Definitive Proxy Statement/Prospectus, and nothing in this Report should be construed as an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures.

SUPPLEMENT DISCLOSURES TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

The Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement/Prospectus, which should be read in its entirety and is available free of charge on the SEC’s website at http://www.sec.gov. Page number references below are to page numbers in the Definitive Proxy Statement/Prospectus, and capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement/Prospectus. To the extent the information in the Supplemental Disclosures differs from or conflicts with the information contained in the Definitive Proxy Statement/Prospectus, the information set forth in the Supplemental Disclosures shall be deemed to supersede the respective information in the Definitive Proxy Statement/Prospectus. New text is underlined, and deleted text is stricken through.

The disclosure on page 171 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the third full paragraph as follows:

The key elements of the projections of Berkshire Grey provided by management of Berkshire Grey to RAAC are summarized in the table below:

	Forecast Year Ended, December 31(1)
($ in millions)	2021E	2022E	2023E	2024E	2025E
Projected Revenue	$59	$119	$248	$495	$927
Projected Gross Profit(2)	4	28	90	217	441
Projected Adjusted EBITDA(3)	(91)	(96)	(54)	41	232
Projected Free Cash Flow	(95)	(115)	(85)	4	145

(1)	This prospective financial information was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the AICPA for preparation or presentation of prospective financial information.
(2)	Includes direct and indirect costs of goods sold (including operations).
(3)	Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is calculated as EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), adjusted to exclude certain unusual or non-recurring items, certain non-cash items and other items that are not indicative of ongoing operations (including stock-based compensation and depreciation and amortization). For a historical reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure of net income, please see the section entitled “Berkshire Grey’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The disclosure on page 174 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the fifth paragraph as follows:

On January 14, 2021, RAAC sent Berkshire Grey an initial draft of the Term Sheet, which provided for the following terms, among other things: (i) a reverse triangular merger transaction structure for the proposed Business Combination, with the stockholders of Berkshire Grey becoming stockholders of RAAC following the transaction, (ii) a transaction value range (on a pre-transaction basis) for Berkshire Grey of $2 billion to $2.25 billion with no cash proceeds payable to Berkshire Grey equity holders, (iii) consideration based on newly issued shares of RAAC Common Stock valued at $10.00 per share, ~~(ii)~~ (iv) a $100 million equity financing achieved through a private investment in public equity (the “PIPE Investment”), ~~(iii)~~ (v) a minimum cash condition for the benefit of each party in an amount to be determined, ~~(iv)~~ (vi) that the post-closing board of directors would include one member nominated by RAAC, with the parties agreeing to cooperate to identify and select the ultimate go-forward board composition of the combined company and ~~(v)~~ (vii) an exclusivity period extending for 30 days from the date of the Term Sheet. The transaction valuation range (on a pre-transaction basis) for Berkshire Grey was calculated using a future valuation date of 12/31/2024, valued by applying 2025E projected revenue to a peer multiple range of enterprise value to next-twelve-month revenue. Such implied future firm value was then discounted 20% over a four-year period to obtain the present valuation and further discounted to ensure a compelling entry point for a high growth business where the fulfillment automation industry is at an inflection point and on the verge of taking off. Mr. Delaney will serve on the post-closing board of directors as the one member nominated by RAAC, and all of RAAC’s other current directors and officers will resign from their positions upon consummation of the Business Combination. None of RAAC’s current directors or officers are contemplated to become employees of New Berkshire Grey, and no discussions between RAAC and Berkshire Grey or their respective representatives have occurred in connection therewith.

The disclosure on page 175 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the third paragraph as follows:

On January 19, 2021, RAAC held a meeting via videoconference with the Consultant, to discuss ~~the~~ additional commercial due diligence ~~process~~ with respect to the potential Business Combination. Having specialized expertise in the area, it was determined that the Consultant would conduct due diligence to further assess the technology and competitive landscape, value proposition and customer traction of Berkshire Grey. On January 21, 2021, RAAC and Berkshire Grey, along with their respective advisors, held a meeting via videoconference focused on due diligence of Berkshire Grey’s customers, competition, business pipeline and technology.

The disclosure on page 175 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the eighth paragraph as follows:

On January 29, 2021, Skadden sent Goodwin an initial draft of the Merger Agreement, which, in addition to the terms set forth in the Term Sheet, provided for the following terms, among other things: (i) the conversion of all outstanding shares of Berkshire Grey Preferred Stock into shares of Berkshire Grey Common Stock prior to the consummation of the Business Combination, (ii) the right of holders of outstanding Company Options to receive an option relating to shares of RAAC Class A Common Stock on substantially the same terms following the consummation of the Business Combination, (iii) approval of the Business Combination by written consent of Berkshire Grey’s stockholders substantially concurrent with the parties’ entry into the Merger Agreement, (iv) an ability for the RAAC Board to modify its recommendation to the RAAC Stockholders with respect to the Business Combination if the failure to do so would reasonably be expected to constitute a breach of its fiduciary duties (a “Change in Recommendation”), (v) RAAC subject to “hell or high water” obligations with respect to obtaining antitrust approvals, (vi) a mutual closing condition as to a registration statement having been deemed effective and ~~(iv)~~ (vii) a closing condition for RAAC’s benefit as to the absence of a material adverse effect on Berkshire Grey.

The disclosure on page 176 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the fourth paragraph as follows:

On February 11, 2021, the RAAC Board held a meeting via videoconference, with all directors in attendance, which was attended by representatives of RAAC management and Skadden, to discuss, among other things, the status of discussions regarding the potential transaction. Representatives from Skadden then reviewed with the RAAC Board the directors’ fiduciary duties in connection with evaluating the proposed Business Combination. RAAC’s management team and representatives of Skadden then reviewed the provisions of the Merger Agreement and the subscription agreement for prospective PIPE Investors, and the RAAC Board expressed to RAAC management its continued support in respect of the negotiation of the terms of the Business Combination. Following the RAAC Board meeting, the independent directors of RAAC, consisting of Mr. Museles, Ms. Caldwell and Mr. Fish, met separately in an executive session to discuss, among other things, the proposed Business Combination and to consider any relationships that members of the RAAC Board have with Berkshire Grey and its equity holders and found that no such relationships existed that would affect the impartiality or independence of any member of the RAAC Board.

The disclosure on page 176 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the ninth paragraph as follows:

Also, on February 16, 2021, Goodwin sent Skadden a revised draft of the Merger Agreement, which provided for, among other things: (i) a proposed minimum cash amount of $175,000,000, (ii) the requirement that the minimum cash amount be net of all RAAC transaction expenses, (iii) removing the RAAC Board’s ability to effect a Change in Recommendation, ~~(iii)~~ (iv) the narrowing of the scope of actions by Berkshire Grey that would require RAAC’s approval between signing and closing, (v) requiring receipt of the Berkshire Grey stockholder approval after the registration statement is deemed effective rather than at signing, ~~(iv)~~ (vi) removal of the closing condition for RAAC’s benefit as to the absence of a material adverse effect on Berkshire Grey, ~~(v)~~ (vii) the addition of a closing condition for Berkshire Grey’s benefit that no RAAC Stockholder (other than Berkshire Grey Stockholders holding RAAC Class A Common Stock after the consummation of the Business Combination) will hold more than 9.8% of the outstanding public company shares and ~~(vi)~~ (viii) adding a closing condition for Berkshire Grey’s benefit with respect to the receipt by Berkshire Grey of an opinion from Goodwin as to the tax-free treatment of the merger.

The disclosure on page 177 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding the following paragraph after the fifth paragraph as follows:

On February 20, 2021, Goodwin sent Skadden drafts of the post-combination equity plan and form of award agreement. Over the course of February 21, 2021 and February 22, 2021, Skadden and Goodwin discussed the terms of the equity plan, including Berkshire Grey's proposed initial share reserve of 5% of the shares expected to be outstanding as of closing with a 5% evergreen amount.

The disclosure on page 177 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the sixth paragraph as follows:

On February 21, 2021, Skadden and Goodwin spoke via telephone to discuss remaining open points in the Merger Agreement. Additional follow up meetings were held via telephone between Skadden and Goodwin over the course of February 22, 2021 and February 23, 2021, to discuss and resolve open issues with respect to the Merger Agreement and ancillary documents. Following one such discussion, on February 22, 2021, Goodwin sent a draft of the Merger Agreement to Skadden proposing that the New Berkshire Grey Board consist of up to 13 directors, initially including up to 12 nominees mutually agreed upon by RAAC and Berkshire Grey and one nominee to be designated by RAAC.

The disclosure on page 178 of the Definitive Proxy Statement/Prospectus is hereby supplemented by adding the following paragraph after the third paragraph as follows:

On March 26, 2021, Berkshire Grey and RAAC spoke via telephone to discuss onboarding two independent directors for the New Berkshire Grey Board, with annual compensation ranging between $180,000 and $250,000 plus additional amounts for committee participation.

The disclosure on page 179 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the tenth paragraph as follows:

Valuation. The RAAC Board’s belief that the Business Combination presents an attractive investment opportunity at the agreed valuation based on extensive due diligence performed by RAAC’s management team, the RAAC Advisors, the Consultant and RAAC’s legal advisors and RAAC’s careful investigation of Berkshire Grey. In particular, RAAC determined that Berkshire Grey’s growth-adjusted valuation compares favorably with peers in the industry. Based on publicly available information and management estimates, the RAAC Board found that Berkshire Grey’s valuation compares favorably to peers in the automation-oriented industrial technology, automation software and e-commerce enablers industries when analyzing 2020 to estimated 2022 revenue compound annual growth rate, estimated 2021 gross margin, estimated 2021 EBITDA margin, enterprise value to estimated 2021 revenue multiple and enterprise value to estimated 2021 EBITDA multiple.

The disclosure on page 179 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the twelfth paragraph as follows:

Financial Condition.    The RAAC Board also considered factors such as Berkshire Grey’s projected financial results, outlook, financial plan, cash on balance sheet and lack of debt, as well as valuations and trading of publicly traded companies and valuations of precedent merger and acquisition targets in similar and adjacent sectors. Based on publicly available information and management estimates, the RAAC Board found that Berkshire Grey’s financial condition compared favorably to target companies of recent precedent transactions when analyzing sizes, revenue growths, enterprise value to sales multiples and enterprise value to EBITDA multiples.

IMPORTANT LEGAL INFORMATION

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions between BG and RAAC. Forward-looking statements may be identified by the use of the words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between BG and RAAC, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of RAAC’s and BG’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of RAAC and BG. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of RAAC’s securities, (ii) the risk that the proposed transaction may not be completed by RAAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by RAAC, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of RAAC, the satisfaction of the minimum trust account amount following redemptions by RAAC’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE investment in connection with the proposed transaction, (v) the lack of a third party valuation in determining whether or not to pursue the proposed transactions, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the amount of redemption requests made by RAAC’s public stockholders, (viii) the effect of the announcement or pendency of the proposed transaction on BG’s business relationships, operating results and business generally, (ix) risks that the proposed transaction disrupts current plans and operations of BG and potential difficulties in BG customer and employee retention as a result of the proposed transaction, (x) risks relating to the uncertainty of the projected financial information with respect to BG, (xi) risks relating to increasing expenses of BG in the future and BG’s ability to generate revenues from a limited number of customers, (xii) risks related to BG generating the majority of its revenues from a limited number of products and customers, (xiii) the passing of new laws and regulations governing the robotics and artificial intelligence industries that potentially restrict BG’s business or increase its costs, (xiv) potential litigation relating to the proposed transaction that could be instituted against BG, RAAC or their respective directors and officers, including the effects of any outcomes related thereto, (xv) the ability to maintain the listing of RAAC’s securities on The Nasdaq Stock Market LLC, either before or after the consummation of the business combination, (xvi) the price of RAAC’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which RAAC plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting RAAC’s business and changes in the combined capital structure, (xvii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xviii) unexpected costs, charges or expenses resulting from the proposed transaction, (xix) risks of downturns and a changing regulatory landscape and (xx) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Definitive Proxy Statement/Prospectus and other documents filed by RAAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither RAAC nor BG presently know or that RAAC and BG currently believe are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RAAC’s and BG’s expectations, plans or forecasts of future events and views as of the date of this report. RAAC and BG anticipate that subsequent events and developments will cause RAAC’s and BG’s assessments to change. While RAAC and BG may elect to update these forward-looking statements at some point in the future, RAAC and BG specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing RAAC’s and BG’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither RAAC nor BG gives any assurance that either RAAC or BG, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

Additional Information and Where to Find It

This report relates to the proposed Business Combination between RAAC and BG. RAAC filed the Registration Statement, which was declared effective, and filed the Definitive Proxy Statement/Prospectus which it mailed to its stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination set forth in the registration statement. RAAC may also file other documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The documents filed by RAAC with the SEC, including the Definitive Proxy Statement/Prospectus, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by RAAC may be obtained free of charge upon written request to RAAC at 1717 Rhode Island Ave NW, Suite 1000, Washington, DC 20036, Attn: Investor Relations.

Participants in the Solicitation

RAAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of RAAC in connection with the proposed transaction under the rules of the SEC. RAAC’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of RAAC in the Definitive Proxy Statement/Prospectus well as its other filings with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of RAAC’s stockholders in connection with the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Definitive Proxy Statement/Prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed Business Combination (if and when they become available) . You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by RAAC will also be available free of charge from RAAC using the contact information above.

No Offer or Solicitation

This report is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of RAAC, BG or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Revolution Acceleration Acquisition Corp

Date: July 9, 2021	By:	/s/ John K. Delaney
	Name:	John K. Delaney
	Title:	Chief Executive Officer

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